UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2019

SANARA MEDTECH INC.

 (Exact name of registrant as specified in its charter)

59-2219994

Texas (State or other jurisdiction of incorporation)	000-11808 (Commission File Number)(I.R.S. Employer Identification No.)	59-2219994 (I.R.S. Employer Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas (Address of principal executive offices)		76102 (zip code)

Registrant’s telephone number, including area code: (817)-529-2300

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On October 15, 2019, Sanara MedTech Inc. (the “Company”) closed a private placement offering of 1,204,820 shares of its common stock at a price of $8.30 per share. All shares are being sold by the Company as newly issued shares. The purchasers in the offering consist of related party entities to three members of the Company’s Board of Directors. The transaction was approved by all of the disinterested Directors of the Company. The price per share was determined by a special committee of the Board comprised of disinterested Directors who considered an independent third-party valuation of the offering price and other relevant information.

The $10 million of cash proceeds of the offering are expected to be used to fund milestone payments under current and future product license agreements, repayment of indebtedness under the Company’s bank line of credit, and operating expenditures, including clinical studies and continued expansion of the Company’s sales force.

The shares of common stock sold in the transaction were not registered under the Securities Act of 1933. The Company relied on the exemption from registration in Section 4(a)(2) of the Securities Act of 1933, a transaction not involving a public offering. The Company sold the shares of common stock, without general solicitation or advertising, to three accredited investors who represented themselves as being fully informed, with the knowledge and experience to be capable of evaluating the merits and risks of the transaction, and with no present intention of selling or distributing the shares.

On October 16, 2019, the Company issued a press release announcing this private placement transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.
Description
99.1
Press Release issued October 16, 2019, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanara MedTech Inc.

Date: October 21, 2019	By:	/s/ Michael D. McNeil
Michael D. McNeil
Chief Financial Officer